Note 12 - Income Tax - Gross Operating Loss Carryforwards (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Loss carry forward	$ 1,580	$ 1,066
Foreign Tax Authority [Member] | Canada Revenue Agency [Member]
Loss carry forward	2,167	2,082
Valuation allowance
Net	2,167	2,082
Domestic Tax Authority [Member] | Internal Revenue Service (IRS) [Member]
Loss carry forward	10,575	7,902
Valuation allowance	6,870	6,470
Net	$ 3,705	$ 1,432